EXHIBIT 10.57

CONSENT TO ASSIGNMENT

WHEREAS, on [               ], VGX Pharmaceuticals, Inc. issued a Promissory Note (the “Note”) in the principal amount of $[               ] in favor of [               ] (the “Holder”); and

WHEREAS, the Holder has informed the Company that he wishes to transfer the Note to [                   ] (the “Transferee”).

NOW, THEREFORE, the undersigned, intending to be legally bound, hereby consents to and approves the assignment of the Note by the Holder to the Transferee.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of December      , 2006.

VGX PHARMACEUTICALS, INC.

By:

Title: